                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                               FOUR M CORPORATION

                               OFFER TO EXCHANGE

                                   ALL OF ITS

                   12% SERIES B SENIOR SECURED NOTES DUE 2006

                           FOR ALL OF ITS OUTSTANDING

                   12% SERIES A SENIOR SECURED NOTES DUE 2006

    As set forth in the Prospectus described below, this Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to tender for exchange 12% Series A Senior Secured Notes due 2006 ("Old Notes") of Four M Corporation, a Maryland corporation ("Company"), pursuant to the Exchange Offer (as defined below) if certificates for Old Notes are not immediately available or the certificates for Old Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mail to the Exchange Agent.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

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
                     BY MAIL:                                 BY HAND OR OVERNIGHT DELIVERY:

   Norwest Bank Minnesota, National Association        Norwest Bank Minnesota, National Association
            Corporate Trust Operations                          Corporate Trust Operations
                  P.O. Box 1517                                       Norwest Center
            Minneapolis, MN 55480-1517                             Sixth and Marquette
                                                                Minneapolis, MN 55479-0113
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                           BY FACSIMILE TRANSMISSION:
                                 (612) 667-4927

                             CONFIRM BY TELEPHONE:
                              Tel. (612) 667-9764

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the Instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                  NEW YORK CITY TIME, ON               , 1996,
                     UNLESS THE EXCHANGE OFFER IS EXTENDED.
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Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, upon the terms and subject to
the conditions  set forth  in  the Prospectus  dated                     ,  1996
("Prospectus") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of each of which is hereby acknowledged, the principal amount of Old Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

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
Signature(s) -------------------------------------  Address(es) --------------------------------------
Name(s) of Eligible Holders                         -------------------------------------------------
- -------------------------------------------------   Zip Code
- -------------------------------------------------   Area Code and Tel. No.(s) ------------------------
                     Please Type or                 (Check  box  if   shares  will   be  tendered   by
Print                                               book-entry transfer)
Principal   Amount  of  Old   Notes  Tendered  for  / / The Depository Trust Company
Exchange $  --------------------------------------  Account Number --------------------------------
Old   Note   Certificate  No(s).   (If  available)
- ------------
- -------------------------------------------------
- -------------------------------------------------
Dated -------------------------------------, 1996
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
                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
     The undersigned, an Eligible Institution  (as defined in the  Prospectus), having  an office or correspondent in the United States, hereby (a) represents that the above named person(s) "own(s)"  the Old Notes tendered hereby  within the  meaning of  Rule 14e-4 promulgated  under the Securities  Exchange Act of
 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Old  Notes complies with Rule 14e-4, and (c) guarantees to either deliver to the Exchange
 Agent  the certificates  representing all  the Old  Notes tendered  hereby, in proper form  for  transfer, or  to  deliver such  Old  Notes pursuant  to  the procedure  for book-entry  transfer into the  Exchange Agent's  account at The
 Depository  Trust  Company,  in  either  case  together  with  the  Letter  of
 Transmittal  (or a facsimile  thereof), properly completed  and duly executed, with any required signature guarantees  and any other required documents,  all within three New York Stock Exchange trading days after the date hereof.

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


 ------------------------------        --------------------------------
        Name of Firm                          Authorized Signature


                                       Name
 ------------------------------            ----------------------------
         Address                              Please Type or Print

                                       Title
 ------------------------------              ---------------------------
         Zip Code


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NOTE: DO  NOT SEND  CERTIFICATES FOR  OLD NOTES  WITH THIS  NOTICE. CERTIFICATES
      SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.